SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

SMALL CAP VALUE FUND

ALL AMERICA FUND

MID CAP VALUE FUND

DATED AS OF APRIL 1, 2022

Effective on April 1, 2022, Brittain Ezzes, Executive Vice President of the Adviser, resigned from Mutual of America and Stephen J. Rich, Chief Executive Officer of the Adviser, replaced her as the Portfolio Manager of the Small Cap Value Fund, the Mid Cap Value Fund, and the small cap and mid-cap value segments of the All America Fund.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Manager for the Small Cap Value Fund and the Mid Cap Value Fund:

Portfolio Manager. Stephen J. Rich, Chief Executive Officer of the Adviser, and portfolio manager of the Fund since April 2022, having previously served as the portfolio manager of the Fund from its inception in 2005 through 2021, is primarily responsible for the day-to-day management of the Fund.

The following disclosure replaces the text under the heading Portfolio Manager for the All America Fund:

Portfolio Managers. Joseph R. Gaffoglio, President of the Adviser, and a portfolio manager of the large cap value and large cap growth segments of the Fund since May 2016, Stephen J. Rich, Chief Executive Officer of the Adviser, and a portfolio manager of the small cap and mid-cap value segments of the Fund since April 2022, having previously served as the portfolio manager of these segments from 2004 through 2021, Marguerite Wagner, Executive Vice President of the Adviser, and a portfolio manager of the small cap growth and mid cap core segments of the Fund since 2005, and Jamie A. Zendel, Executive Vice President of the Adviser, and a portfolio manager of the indexed portion of the Fund since 2014, are primarily responsible for the day-to-day management of the Fund.

Prospectus text changes:

Disclosure relating to Ms. Ezzes on page 142 is deleted and replaced with the following disclosure, under the section heading Portfolio Managers:

Stephen J. Rich, Chief Executive Officer of the Adviser, joined the Adviser in February 2004, and has approximately 30 years of experience selecting securities for and managing equity portfolios.

The following disclosure replaces the text under the sub-heading Small Cap Value Fund on page 142:

The Small Cap Value Fund is managed by Stephen J. Rich. See “Portfolio Managers” for additional information.

The following disclosure replaces the text under the sub-heading Mid Cap Value Fund on page 142:

The Mid Cap Value Fund is managed by Stephen J. Rich. See “Portfolio Managers” for additional information.

The following disclosure replaces the text under the sub-heading All America Fund on page 142:

The large cap value and large cap growth segments of the All America Fund are managed by Joseph R. Gaffoglio. The small cap and mid-cap value segments of the Fund are managed by Stephen J. Rich. The small cap growth and mid cap core segments of the Fund are managed by Marguerite Wagner. The indexed portion of the Fund is managed by Jamie A. Zendel. See “Portfolio Managers” for additional information.